Q3 Fiscal Year 2014 Earnings Presentation, Commentary & Financial Results Supplement April 29, 2014 Exhibit 99.2

Safe Harbor Statement

This presentation and the accompanying notes contain statements about our future expectations, plans and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private
Securities Litigation Reform Act of 1995, including but not limited to our financial guidance, outlook, expectations, and investment areas for the fiscal year 2014; the anticipated effects on our business of our strategy, including our pricing strategy, and investments; and the anticipated development of our business, markets, and financial results in fiscal 2014 and beyond, including the performance of the businesses we acquire or invest in. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our projections and guidance are based; our failure to execute our strategy; our failure to make the investments in our business that we plan to make or the failure of those investments to have the effects that we expect; our failure to identify and address the causes of our revenue weakness; our failure to acquire new customers and enter new markets, retain our current customers, and sell more products to current and new customers; our failure to manage the growth, changes, and complexity of our business and expand our operations; costs and disruptions caused by acquisitions and strategic investments; the failure of the businesses we acquire or invest in to perform as expected; the willingness of purchasers of marketing services and products to shop online; currency fluctuations that affect our revenues and costs, including the impact of our currency hedging strategies; unanticipated changes in our market, customers or business; our failure to promote and strengthen our brand; the failure of our current and new marketing channels to attract customers;
competitive pressures; our failure to maintain compliance with the financial covenants in our revolving credit facility or to pay our debts when due; costs and judgments resulting from litigation; changes in the laws and regulations or in the interpretations of laws or regulations to which we are subject, including tax laws, or the institution of new laws or regulations that affect our business; and general economic conditions. You can also find other factors described in our
Form 10-Q for the fiscal quarter ended December 31, 2013 and the other documents we periodically file with the U.S.
Securities and Exchange Commission.

Presentation Organization & Call Details

Presentation Organization:
• Q3 FY14 overview
• Q3 FY14 operating and
financial results
• FY14 outlook
• Supplementary information
• Reconciliation of GAAP to
Non-GAAP results
Live Q&A Session:
• 5:15 p.m. Eastern
• Link from the IR section of
www.vistaprint.com
• Hosted by:
Robert Keane
President & CEO
Ernst Teunissen
EVP & CFO

Revenue for the consolidated business includes Albumprinter, Webs, and Japan JV; GAAP earnings results exclude the impact of the (49%) non-controlling interest of the Japan JV. Non-GAAP adjusted net income for all periods presented excludes the impact of share-based compensation expense and its related tax effect, amortization of acquired intangibles, charges related to the alignment of Webs IP with our global structure, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect. Please see reconciliation to GAAP net income at the end of this presentation. Starting in Q1FY2014 Non-GAAP EPS results exclude the impact of changes in unrealized gains/losses on hedges.

** Per diluted share*

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Quarterly Financial Results
$250
$251
$348
$288
$280
$275
$371
$286
Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Consolidated Revenue
$0.10
$(0.05)
$0.66
$0.17
$0.07
$0.01
$1.18
$0.04
$0.40
$0.25
$1.02
$0.48
$0.41
$0.45
$1.50
$0.24
Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
GAAP EPS*
Consolidated

Non-GAAP EPS*

Performance Commentary

• Continue to roll out significant
changes to offers and pricing:
o
US and Germany overhaul
launched early in the quarter
• Impact was deeper than expected,
particularly in the US
o
Very weak first month, improved
trends in subsequent months
• Achieving strong NPS improvements
o
Believe this will support a stronger
brand longer term
0%
10%
20%
30%
40%
50%
60%
Canada USA Germany UK
Q3 Net Promoter Score
FY12 FY13 FY14

Pricing & Channel Coordination Actions

Action Why do it? Short-Term Impact
Lower list prices while lowering
discounting
• Meet higher expectations
desire for consistent
pricing
• Makes sales and
promotions more
authentic when they do
happen
• Drives lower engagement in
long-standing discount
channels: users are no longer
enticed by slashed prices or
constant flash sales
• Attracts fewer new customers
albeit with higher potential LTV
• Higher percentage of revenue
attributable to base product
Lower and more transparent
shipping prices
• Clarity for customers
• Brings practices inline
with e-commerce norms
• Lower percentage of revenue
attributable to shipping
Elimination of many fees and
upsells (e.g. uploads, proofs)
• Reduces customer
frustration
• Lower revenue of high margin
items
More consistent promotions • More consistent
experience across
channels and customer
touch points
• Lower revenues from those
channels where deep discounts
drove volume

Market Segmentation EU & NA
(Businesses with <10 employees)
Price Primary
Higher Expectations
Locally Focused
Vistaprint
pixartprinting
PEOPLE&PRINT
Vistaprint
Size of boxes is purely illustrative and directional
5

Recent Acquisitions
People & Print Group, Pixartprinting

Attractive standalone cash flow return
projections
Distinct front end brands
Target: graphic professionals and local
printers who in turn serve small
businesses via high touch, locally
focused service offering
Will keep customer value proposition
differentiated vs. the Vistaprint brand
Shared back-end advantages
Large scale in small quantities
Anticipate long-term cash flow
improvements due to integration into a
common, software-driven, high-
efficiency manufacturing & supply
chain system

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Geographic Expansion: Asia

India
• Strong development and growth
Japan
• Finalized joint venture
• Own 51% of venture
o
Plus approximately 17% of the equity of
our partner Plaza Create
•
China
• Remain committed to the market
•
o
Q4 charge of up to $14M write down of
equity investment
Next 18 months will be focused on building
local manufacturing, service and value
proposition
However, decided to dispose of our
minority investment

Q3 FY 2014 Financial and Operating Metrics 9

Q3 FY 2014: Key Financial Metrics

*
**
Quarter Ended  03/31/2014 Nine Months Ended 03/31/2014
Revenue
•
$286.2 million
-1% y/y growth
-1% y/y constant currency growth
•
$932.1 million
5% y/y growth
5% y/y constant currency growth
GAAP Net
Income*
•
$1.4 million
•
$0.04 Diluted EPS
decrease of 77% y/y
•
$42.6 million
4.6% net margin vs. 3.1% last year
increase of 57% y/y
•
$1.24 Diluted EPS
increase of 59% y/y
Non-GAAP
Adjusted Net
Income**
•
$8.3 million
•
$0.24 Non-GAAP Diluted EPS
decrease of 50% y/y
•
$77.0 million
8.3% net margin vs. 7.0% last year
increase of 25% y/y
•
$2.20 Non-GAAP Diluted EPS
increase of 26% y/y
Consolidated
0.5% net margin vs. 2.0% last year
decrease of 77% y/y
2.9% net margin vs. 5.9% last year
decrease of 51% y/y
GAAP net income attributable to Vistaprint N.V.
Non-GAAP adjusted net income and non-GAAP adjusted EPS exclude share-based compensation expense and its related tax effect, amortization of acquired intangible assets, charges related to the alignment of Webs IP with our global operations, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect. Please see reconciliation to GAAP net income (loss) and EPS at the end of this presentation.

Cash Flow & ROIC Highlights
Quarterly cash flows and investments (in millions) Q3FY14 Q3FY13 YTD FY14 YTD FY13
Cash flow from operations $3.1 $8.1 $98.0 $103.3
Free cash flow* $(11.7) $(5.5) $36.5 $30.8
Capital expenditures $11.8 $11.2 $54.0M $66.5
as % of revenue 4.1% 3.9% 5.8% 7.5%
Trailing Twelve Month Return on Invested Capital** (GAAP) 14% 8% NA NA
Trailing Twelve Month Return on Invested Capital** (Non-GAAP) 23% 18% NA NA
*
** ROIC = NOPAT / (Debt + Equity – Excess Cash)
Net operating profit after taxes (NOPAT)
Excess cash is cash and investments of 5% of last twelve month revenues
Operating leases have not been converted to debt
Non-GAAP TTM ROIC excludes share-based compensation expense and its related tax effect, amortization of acquired intangibles, charges related to the alignment of Webs IP with our global operations, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect
Excess cash definition updated in period ending 03/31/2013 and for prior periods.

Consolidated
Balance sheet  (in millions, as of March 31, 2014)
Cash and cash equivalents $46.5
FCF = Cash Flow from Operations – Capital Expenditures – Purchases of Intangible assets not related to acquisitions – Capitalized Software
Expenses

Geographic Segment Revenue - Quarterly
(millions)
North America:
58% of total revenue
2% y/y growth
3% y/y constant currency
growth
Europe:
36% of total revenue
-4% y/y growth
-7% y/y constant currency
growth
Asia Pacific:
6% of total revenue
-3% y/y growth
10% y/y constant currency
growth
Q3 FY2014

Consolidated
$143.4 $144.2
$167.5
$163.0
$169.6
$164.8
$189.4
$166.1
$92.0 $89.7
$159.3
$108.3 $94.9
$94.7
$161.0
$104.2
$15.1 $17.5
$21.5
$16.4
$15.6
$15.6
$20.3
$15.9
Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Asia
-Pacific
Europe
North America
Revenue results for the consolidated business, including Albumprinter and Webs results since respective acquisition dates. All Albumprinter revenue included in European segment.  All Webs revenue included in North American segment.  All Japan JV revenue included in Asia-Pacific.
Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
Please see reconciliation to reported revenue growth rates at the end of this presentation.

Operational Metrics
(Includes Albumprinter and Webs)

Consolidated
*Albumprinter and Webs included starting Q3FY12
Also starting in the same period, a minor calculation methodology change was made in order to accommodate the consolidation of metrics.
5.6
5.9
8.3
7.6
7.0
7.1
9.8
7.8
7.1 7.1
9.1
7.3
Orders (M)
Q4
FY11
Q1
FY12
Q2
FY12
Q3
FY12*
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
$37.75
$36.38
$34.61
$34.43
$35.69
$35.79
$35.72
$37.56
$39.08
$39.40
$40.92
$40.14
Q4
FY11
Q1
FY12
Q2
FY12
Q3
FY12*
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Average Order Value

Operational Metrics
(Includes Albumprinter and Webs)

*Albumprinter and Webs included starting Q3FY12
Also starting in the same period, a minor calculation methodology change was made in order to accommodate the consolidation of metrics.
New Customers
(million)
Implied COCA
Advertising as
% of Revenue
1.8
1.9
2.9
2.6
2.3 2.3
3.3
2.6
2.3
2.2
2.9
2.4
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
$26
$27
$26
$25
$25
$28
$28
$27
$26
$29
$28
$27
0 $
5 $
10 $
15 $
20 $
25 $
30 $
35 $
23%
24%
26%
25%
23%
26%
27%
24%
21%
23%
22%
23%
0%
5%
10%
15%
20%
25%
30%
35%
Consolidated

Historical Revenue Driver Metrics
(Includes Albumprinter and Webs)

16.9
*trailing twelve month at period end
16.8
15.0
15.8
16.6
17.0 17.1
16.9
5.4
5.7
6.1
6.4
6.5
6.7
6.9
7.0
9.6
10.1
10.5
10.5
10.5
10.4
10.0 9.8
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
TTM* Unique Customers (M)
New Customers Aquired in Period
Customers Repeating from Prior Periods
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
TTM Unique Customers (M) 15.0 15.8 16.6 16.9 17.0 17.1 16.9 16.8
TTM New Customers (M) 9.6 10.1 10.5 10.5 10.5 10.4 10.0 9.8
TTM Repeating Customers (M) 5.4 5.7 6.1 6.4 6.5 6.7 6.9 7.0
As % of Unique Customers
TTM New Customers 64% 64% 63% 62% 62% 61% 59% 58%
TTM Repeating Customers
36% 36% 37% 38% 38% 39% 41% 42%
Y/Y Growth
TTM Unique Customers 32% 33% 29% 19% 13% 8% 2% -1%
TTM New Customers 30% 31% 25% 15% 9% 3% -5% -7%
TTM Repeating Customers 34% 35% 37% 25% 20% 18% 13% 9%
Implied Retention** 47% 48% 48% 45% 43% 42% 42% 41%
**TTM repeating customers as % of year-ago unique customers
Starting in Q3 FY12, impact of Albumprinter and Webs has been included.
Consolidated

Historical Revenue Driver Metrics
(Includes Albumprinter and Webs)

Average Customer Bookings:
*trailing twelve month at period end
$51
$50
$50 $50
$51 $52
$53
$53
$98
$97
$96
$96
$97 $98 $100
$101
$68 $67 $67
$68
$69
$70
$72
$73
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Average TTM* Bookings Per Unique
Customer (USD)
New Repeat Total
Q4
FY12
Q1
FY13
Q2
FY13
Q3
FY13
Q4
FY13
Q1
FY14
Q2
FY14
Q3
FY14
Average TTM Bookings per
Unique Customer
$68 $67 $67 $68 $69 $70 $72 $73
Average TTM Bookings per
New Customer
$51 $50 $50 $50 $51 $52 $53 $53
Average TTM Bookings per
Repeat Customer
$98 $97 $96 $96 $97 $98 $100 $101
Y/Y Growth
Average TTM Bookings per
Unique Customer
-6% -8% -6% -1% 1% 4% 7% 7%
Average TTM Bookings per
New Customer
-7% -9% -6% -2% 0% 4% 6% 6%
Average TTM Bookings per
Repeat Customer
-2% -5% -4% -3% -1% 1% 4% 5%
Starting in Q3 FY12, impact of Albumprinter and Webs has been included.
Consolidated

Looking Ahead 17

FY 2014 Outlook Commentary (Revenue)

Revenue Reason for Change Amount
Prior Guidance Midpoint - $1250M
Operational outlook lowered ~($27)M +/-
Currency impact negligible
Revenue from acquisitions ~$37M +/-
New Guidance Midpoint $1260M

FY 2014 Outlook Commentary (EPS)

GAAP EPS Reason for Change Amount
Prior Guidance Midpoint - $1.68
Operational outlook change ~($0.03) +/-
Dilution from acquisitions ~($0.16) +/-
Write-off of minority investment ~($0.41) +/-
New Guidance Midpoint $1.08
Non-GAAP EPS Reason for Change Amount
Prior Guidance Midpoint - $2.81
Operational outlook change ~($0.03) +/-
Dilution from acquisitions negligible
Write-off of minority investment excluded
New Guidance Midpoint $2.78

Revenue and EPS Guidance*
(as of January 29, 2014)
FY14
ending 06/30/2014
Revenue $1,250 - $1,270
Revenue growth from FY 2013 period 7% - 9%
Constant currency revenue growth estimate 7% - 9%
Constant currency revenue growth estimate excluding acquisitions 4% - 6%
GAAP EPS $1.00 - $1.15
EPS growth from FY 2013 period 18% - 35%
GAAP share count 34.5 million
FY14
ending 06/30/2014
Non-GAAP adjusted EPS $2.70 - $2.85
EPS growth from FY 2013 period 26% – 33%
Non-GAAP share count 35.0 million
Non-GAAP exclusions $59.4
* Millions, except share and per share amounts and as noted

Consolidated
The Company is providing the following assumptions to facilitate non-GAAP adjusted net income per diluted share comparisons that exclude share-based compensation related expenses, amortization of acquired intangible assets, tax charges related to the alignment of IP with our global operations, changes in unrealized gains and losses on currency forward contracts, unrealized currency transaction gains and losses on intercompany financing arrangements, and the expected charge for the disposal of our minority investment in China:

Capital Expenditures Guidance
(as of April 29, 2014)
Expressed as percent of revenue
FY 2014 Guidance:
• $70M - $80M
•
Actuals Guidance

Consolidated
$63M $63M $76M
$80M
$70M $101M $37M
$46M
$79M
14%
6% 6%
3%
2% 2% 2%
3%
3%
8%
7% 7%
9%
2% 2%
3% 1%
1%
3%
3%
2%
3%
1%
1%
2%
2%
2%
FY 07 FY 08 FY 09 FY 10 FY 11 FY 12 FY 13 FY 14-High FY 14-Low
25%
16%
15%
5%
6%
15%
5%
6%
7%
Other
Land and Facilities
Manufacturing &
Automation Equipment
~6% of revenue
guidance midpoint

Summary
• Focus: strategic initiatives and operational implementation
• Patient with our slower revenue growth
• Commitment to:
o
Cash flow return-based investment decisions
o
Investing for long term competitive advantage
o
Belief in the opportunity for
• Organic growth of revenue
• Cash flow per share

Q&A Session Please go to the Investor Relations section of www.vistaprint.com for the live Q&A call at 5:15 pm EDT on April 29, 2014

Q3 Fiscal Year 2014 Financial and Operating Results Supplement

Total Company Growth Rates*
*Starting in Q2FY2012, revenue from acquired companies included.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
-1%
reported
-1%
constant-
currency

22% constant-
currency growth
FY11 FY12
25% constant-currency growth
FY13
16% constant-currency growth
Consolidated
YTD FY14
5% constant-currency growth
-5%
0%
5%
10%
15%
20%
25%
30%
Q4 FY11 Q1 FY12 Q2 FY12* Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Constant-Currency
Reported
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.

Segment Revenue Growth Rates*
Constant Currency

*Starting in Q2FY2012, revenue from acquired companies included.
Please see reconciliation to reported revenue growth rates at the end of this presentation.
Consolidated
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
39%
45%
37%
40%
33%
29%
24%
10%
8%
2%
6%
10%
-10%
0%
10%
20%
30%
40%
50%
APAC
22%
21%
37%
34%
30%
23%
14%
8%
2% 2%
-2%
-7%
-10%
0%
10%
20%
30%
40%
50%
Europe
18%
17%
20%
23%
21%
22%
20%
15%
18%
15%
14%
3%
-10%
0%
10%
20%
30%
40%
50%
North America

Gross Margin and Gross Profit

FY11  64.8% FY12  65.2%
Consolidated
FY13  65.7%
YTD FY14  65.9%
$133
$134
$200
$169
$162
$163
$234
$189
$181
$179
$250
$185
63.9%
63.2%
66.8%
65.5%
64.6%
65.0%
67.2%
65.5%
64.6%
65.2%
67.4%
64.7%
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Gross Profit (millions) GM %

GAAP Net Income (Loss) and Net Margin

FY12  $44
Consolidated
FY13 $29 YTD FY14 $43 FY11  $82
$14
$8
$32
$(2)
$23
$6
3.8%
10.6%
0.1%
1.5%
-0.7%
6.6%
2.0%
0.8%
0.1%
11.0%
0.5%
-
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q1 FY14 Q2 FY14
GAAP Net Income (loss), in millions GAAP Net Margin
6.9%
$41
$4
$1
$0
$2
$0
Q4 FY12 Q4 FY13 Q3 FY14

Non-GAAP Adjusted Net Income*
and Non-GAAP Adjusted Net Margin
*Non-GAAP adjusted net income for all periods presented excludes the impact of share-based compensation expense and its related tax effect, amortization of acquired intangibles, charges related to the alignment of Webs IP with our global structure, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect.  Please see reconciliation to GAAP net income at the end of this presentation.

FY11  $105 FY12  $77 FY13 $76 YTD FY14 $77
$20
$13
$38
$11
$15
$9
$36
$17
$14
$16
$53
$8
9.4%
6.1%
12.6%
4.4%
5.9%
3.5%
10.3%
5.9% 5.9%
14.2%
2.9%
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Non-GAAP Adjusted Net Income (millions) Non-GAAP Adjusted Net Margin
5.0%
Consolidated

Q3 Income Statement Comparison to Prior Year
(as a percentage of revenue)

Consolidated
1.8% 3.4%
10.0%
9.0%
14.8%
14.9%
38.1%
38.2%
35.3%
34.5%
Q3 FY2014 Q3 FY2013
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations

Q3 Income Statement Comparison to Prior Quarter
(as a percentage of revenue)

Consolidated
1.8%
14.2% 10.0%
8.2%
14.8%
11.5%
38.1%
33.5%
35.3%
32.6%
Q3 FY2014 Q2 FY2014
Cost of revenue
Marketing and selling
Technology and development
General and administrative
Income from operations

Share-Based Compensation* (millions)
*  Share-based compensation (SBC) expense includes SBC-related tax adjustment.

FY11  $22.4 FY12 $26.1
Consolidated
FY13 $33.7 YTD FY14 $22.5
$5.1
$4.9
$5.0
$7.6
$8.6 $8.4 $8.5
$8.4
$8.3
$8.6
$8.1
$5.8
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14

Revenue Seasonality
(Includes Albumprinter and Webs as of the dates of acquisition)
* Home and family revenue is calculated using a product format-based approach; all Albumprinter revenue is included in home and family and all Webs revenue is included in Small business marketing

Consolidated
$209
$212
$300
$258
$250
$251
$348
$288
$280
$275
$371
$286
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Small Business Marketing* Home and Family*

Balance Sheet Highlights
Balance Sheet highlights, in millions, at period end 03/31/2014 12/31/13 09/30/2013 06/30/13 03/31/13
Total assets $672.0 $674.6 $638.7 $601.6 $616.4
Cash and cash equivalents $46.5 $62.3 $64.7 $50.1 $51.3
Total current assets $126.0 $135.5 $121.8 $100.2 $104.4
Goodwill and intangible assets $169.2 $171.6 $171.5 $171.2 $174.3
Total liabilities $393.9 $414.4 $432.0 $412.0 $414.7
Current liabilities $177.4 $197.9 $144.3 $155.0 $154.0
Long-term debt $185.6 $189.3 $262.5 $230.0 $229.0
Shareholders’ Equity $272.4 $260.3 $206.7 $189.6 $201.7
Treasury shares  (in millions) 10.8 10.9 11.0 11.3 10.9

Consolidated

Total Debt as of March 31, 2014
Availability under our credit facility ($ millions)* 03/31/14
Pro Forma for
Acquisitions
(approximate)
Aggregate loan commitments 798.0 798.0
Outstanding borrowings (202.0) (434.8)
Remaining amount 596.0 363.2
Limitations to borrowing due to debt covenants and other
obligations*
(294.6) (213.2)
Amount available for borrowing as of March 31, 2014 301.4 150.0

* Our borrowing ability can be limited by our debt covenants each quarter. These covenants may limit our borrowing capacity depending on our leverage, other indebtedness, such as installment obligations and letters of credit, and other factors that are outlined in our credit agreement filed as an exhibit in our Form 8-Ks filed on February 13, 2013 and January 22, 2014.
Consolidated
•
Aggregate loan commitments of $798.0M
•
Interest rate of LIBOR plus 1.50% - 2.0%, depending on leverage
•
Currently in compliance with all covenants.  Key financial covenants are:
o
Total leverage ratio not to exceed 3.25x TTM EBITDA (reducing to 3.0x on 3/31/15).
o
Interest coverage ratio of at least 3.0x TTM EBITDA.
• Purchases of our ordinary shares, payments of dividends, and mergers and acquisitions are subject to more restrictive consolidated leverage ratio thresholds than those listed above when calculated on a proforma basis in certain scenarios.
Also our credit agreement limits the amount of purchases of our ordinary shares, payments of dividends, mergers and acquisitions, investments in joint ventures or minority interests, and consolidated capital expenditures that we may make.
These limitations can include annual limits that vary from year-to-year and aggregate limits over the term of the credit facility. Therefore, our ability to make desired investments may be limited during the term of our revolving credit facility.

Q3 FY14 Capital Expenditure Breakdown

Q3 FY14 CapEx: $11.8M
16%
52%
32%
Land/Facilities
Mfg & Automation
Equipment
Other
1
2
3
Consolidated
1
2
3
Land, building and construction, leasehold improvements, and furniture and fixtures
All manufacturing and automation equipment, including offset and digital print lines, other printing equipment, pre-press and post-press equipment such as cutters, and automation equipment
IT infrastructure, software and office equipment

Appendix Including a Reconciliation of GAAP to Non-GAAP Financial Measures

About non-GAAP financial measures
To supplement Vistaprint’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Vistaprint has used the following measures defined as non-GAAP financial measures by
Securities and Exchange Commission, or SEC, rules: non-GAAP adjusted net income, non-GAAP adjusted net income per diluted share, free cash flow and constant-currency revenue growth. The items excluded from the non-GAAP adjusted net income measurements are share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, tax charges related to the alignment of acquisition-related intellectual property with global operations, changes in unrealized gains and losses on currency forward contracts, unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect, and the expected charge for the disposal of our minority investment in China.  Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs.  Constant-currency revenue growth is estimated by translating all non-U.S.
dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue in the prior year periods.
The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.
Vistaprint’s management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, which could be non-cash charges or discrete cash charges that are infrequent in nature.  These non-GAAP financial measures also have facilitated management’s internal comparisons to Vistaprint’s historical performance and our competitors’ operating results.

Reconciliation: GAAP to Non-GAAP Results
FY 2003 FY 2004 FY 2005* FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013
GAAP Net Income $473 $3,440 ($16,218) $19,234 $27,143 $39,831 $55,686 $67,741 $82,109 $43,994 $29,435
Share-based
compensation and
related tax effect
$0 $0 $0 $4,850 $8,765 $15,275 $20,177 $23,156 $22,400 $26,060 $33,662
Amortization of
acquired intangible
assets
- - - - - - - - - $5,754 $10,361
Tax Impact of Webs
IP transfer
- - - - - - - - - $1,235 $2,387
Non-GAAP
Adjusted Net Income
$473 $3,440 $4,782 $23,146 $35,908 $55,106 $75,863 $90,897 $104,509 $77,043 $75,845
Net Income (Loss) – Annual
($ in thousands)
*Fiscal 2005 non-GAAP results exclude a contract termination payment of $21mm

Reconciliation: GAAP to Non-GAAP Results
($ in thousands)
.
Fiscal
Year 2011
Fiscal Year 2012 Fiscal Year 2013 FY2014
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
GAAP Net Income*
$14,397 $8,172 $31,697 $274 $3,851 $(1,696) $22,960 $5,866 $2,305 $412 $40,875 $1,376
Share-based
compensation and
related tax effect
$5,129 $4,876 $5,021 $7,566 $8,596 $8,445 $8,540 $8,353 $8,324 $8,576 $8,062 $5,773
Amortization of
acquired intangible
assets
- - $1,148 $2,381 $2,225 $2,178 $2,243 $2,275 $3,665 $2,200 $2,249 $2,228
Tax Impact of
Webs IP Transfer
- - - $1,017 $218 - $2,164 $431 ($208) $63 $1,468 $312
Changes in
unrealized (gain)
loss on currency
forward contracts
included in net
income
$4,856 $(1,155) $(1,131)
Unrealized
currency
transaction loss
(gain) on
intercompany loan
and the related tax
effect
- $1,163 $(283)
Non-GAAP
Adjusted Net
Income
$19,526 $13,048 $37,866 $11,238 $14,890 $8,927 $35,907 $16,925 $14,086 $16,107 $52,662 $8,274

* GAAP net income attributable to Vistaprint N.V.
Net Income (Loss) – Quarterly

Reconciliation: GAAP to Non-GAAP Results
Diluted Earnings Per Share - Annual

FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013
GAAP Net Income per share $0.45 $0.60 $0.87 $1.25 $1.49 $1.83 $1.13 $0.85
Share-based Compensation and
related tax effect per share
$0.09 $0.18 $0.31 $0.43 $0.49 $0.47 $0.65 $0.95
Amortization of acquired
intangible assets per share
- - - - - - $0.14 $0.29
Tax Impact of Webs IP Transfer
per share
- - - - - - $0.03 $0.06
Non-GAAP Adjusted Net
Income per share
$0.54 $0.78 $1.18 $1.68 $1.98 $2.30 $1.95 $2.15
Weighted average shares used
in computing Non-
GAAP EPS
42.651 45.825 46.780 45.099 45.989 45.448 39.426 35.201
(millions)

Reconciliation: GAAP to Non-GAAP Results
Earnings Per Diluted Share - Quarterly
.
Fiscal
Year 2011
Fiscal Year 2012 Fiscal Year 2013 FY2014
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
GAAP Net Income per
share
$0.32 $0.19 $0.82 $0.01 $0.10 $(0.05) $0.66 $0.17 $0.07 $0.01 $1.18 $0.04
Share-based Compensation
and related tax effect per
share
$0.11 $0.12 $0.12 $0.20 $0.23 $0.24 $0.24 $0.24 $0.24 $0.25 $0.22 $0.17
Amortization of acquired
intangible assets per share
- - $0.03 $0.06 $0.06 $0.06 $0.06 $0.06 $0.11 $0.06 $0.06 $0.06
Tax impact of Webs IP
Transfer per share
- - - $0.02 $0.01 - $0.06 $0.01 $(0.01) $0.00 $0.04 $0.01
Changes in unrealized
(gain) loss on currency
forward contracts included
in net income per share
$0.13 $(0.03) $(0.03)
Unrealized currency
transaction loss (gain) on
intercompany loan and the
related tax effect per share
$0.00 $0.03 $(0.01)
Non-GAAP Adjusted Net
Income per share
$0.43 $0.31 $0.97 $0.29 $0.40 $0.25 $1.02 $0.48 $0.41 $0.45 $1.50 $0.24
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
45.156 42.569 39.041 38.346 37.620 35.793 35.156 35.217 34.633 35.005 35.118 34.857

Reconciliation: Free Cash Flow
(in thousands)

Three Months Ended Nine Months Ended
March 31, March 31,
2014 2013 2014 2013
Net cash provided by operating activities $          3,142 $             8,135 $          98,046 $            103,318
Purchases of property, plant and
equipment
(11,830) (11,155) (53,999) (66,523)
Purchases of intangibles assets (83) (82) (202) (452)
Capitalization of software and website
development costs
(2,920) (2,439) (7,339) (5,579)
Free cash flow $        (11,691) $          (5,541) $           36,506             $            30,764

Reconciliation:
Constant-Currency Revenue Growth Rates
Quarterly

ASIA-PACIFIC
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Reported revenue growth
65% 67% 41% 47% 28% 28% 26% 6% 4% (11%) (5%) (3%)
Currency impact
(26%) (22%) (4%) (7%) 5% 2% (3%) 4% 4% 13% 11% 13%
Revenue growth in constant
currency
39% 45% 37% 40% 33% 29% 24% 10% 8% 2% 6% 10%
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
EUROPE
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Reported revenue growth
38% 31% 36% 29% 18% 12% 11% 8% 3% 6% 1% (4%)
Currency impact
(15%) (10%) 1% 5% 12% 11% 2% 0% (1%) (4%) (3%) (3%)
Revenue growth in constant
currency
22% 21% 37% 34% 30% 23% 14% 8% 2% 2% (2%) (7%)

Reconciliation:
Constant-Currency Revenue Growth Rates
Quarterly

NORTH AMERICA
Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Reported revenue growth
18% 17% 20% 23% 20% 22% 20% 15% 18% 14% 13% 2%
Currency impact
0% 0% 0% 0% 0% 0% 0% 0% 0% 1% 1% 1%
Revenue growth in constant
currency
18% 17% 20% 23% 21% 22% 20% 15% 18% 15% 14% 3%
Note: Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue for applicable periods.
TOTAL COMPANY Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Reported revenue growth 27% 25% 28% 26% 20% 18% 16% 12% 12% 9% 6% (1%)
Currency impact (7%) (5%) 0% 2% 5% 5% 1% 0% 0% 0% 0% 0%
Revenue growth in constant
currency
20% 20% 28% 28% 25% 23% 17% 12% 12% 9% 6% (1%)